INDEPENDENT CLIENT SERVICE AGREEMENT

This Agreement is made and entered into by and between Ozolutions Inc., 30 Denver Cresent, Suite 200, Toronto, Canada M2J 1G8, telephone number 416-490-0254, (hereinafter "Client") and Ameri-can Equipment Sales& Leasing Inc., (hereinafter "Contractor") with principal offices at 5050 DeSorel #110, Montreal, Quebec H4P 1G5 telephone number 416- 346-1705.

Whereas, Contractor declares it is engaged in an independent business, and has complied with all federal, state and local laws regarding business permits, insurances and licenses of any kind that may be required to carry out said business and the tasks to be performed under this Agreement. Contractor also declares that it has and does provide similar product or services to other Clients in addition to contract services provided to Client.

Whereas, Contractor operates a legitimate business and desires to provide services for Client as set forth herein.

THEREFORE, IN CONSIDERATION OF THE FOREGOING REPRESENTATIONS AND THE FOLLOWING TERMS AND CONDITIONS, THE PARTIES AGREE:

     1. SERVICES TO BE PERFORMED. Client engages Contractor and Contractor agrees to advice, assist and provide support for the restructuring and re-organization of Ozolutions . The duration of these services is to be from October 1, 2004 to December 31, 2004.

     2. TERMS OF PAYMENT. Client will pay Contractor $150,000.00 in cash. to be paid in 4 payments comencing December 10, 2004.

     3. EXPENSE REIMBURSEMENT. Client shall reimburse Contractor and make payment for requested or necessary pre-approved travel and expenses from Contractor's home base. Any such charges or requests for reimbursement for these agreed charges shall be invoiced and may be paid separately by Client either to Contractor or to the independent supplier for which reimbursement is sought.

     4. CONTROL. Contractor retains the sole and exclusive right to control or direct the manner or means by which the work described herein is to be performed. Client retains only the right to control the end product or quality of service delivered to insure its conformity with Client specifications and the provisions herein.

     5. PAYROLL OR EMPLOYMENT TAXES. No payroll, income tax withholding or employment taxes of any kind shall be withheld or paid by Client with respect to payments to Contractor. The taxes that are the subject of this paragraph include but are not limited to FICA, FUTA, federal personal income tax, state personal income tax, state disability insurance tax, and state unemployment insurance tax. Contractor represents and covenants that it has and will file and pay all such payroll, self employment, employment, worker's compensation, withholding and


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other  taxes  and  reports  as  the same might be legally due and payable to all applicable state and federal authorities. The Contractor will not be treated as an employee for state or federal tax purposes. Contractor hereby indemnifies and holds harmless Client from any and all duty or obligation whatsoever relating to the payment or filing for any and all such taxes, penalties and interest.

     6. WORKER'S COMPENSATION. No workers compensation insurance has been or will be obtained by Client on account of Contractor or Contractor's employees. Contractor shall register and comply with all applicable workers' compensation laws in all applicable states and Contractor releases and indemnifies Client from all liability as to working conditions and the safety or possible injury of Contractor and its employees.

     7. TERMINATION. This Agreement covers and relates to services to be provided for approximately the next three months from the effective signing date hereof. It may be renewed on a monthly basis with the agreement of the parties.

     8. The parties agree that a facsimile signature shall have the same effect as an actual signature.

Agreed to be effective this 1st day of October 2004 at the City of Toronto, Ontario.


          ("CLIENT")                               ("CONTRACTOR")

Ozolutions Inc.                         Ameri-can Equipment Sales & Leasing Inc.



---------------------------------       -------------------------------------
Signature                               Signature

Max weissengruber                       Sydney Harland
---------------------------------       -------------------------------------
Printed  Name                           Printed name

President                               Contractor
         ------------------------       -------------------------------------
Title                                   Title


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